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                                                                   Exhibit 99(i)



INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-95795 of Dominion Resources, Inc. on Form S-8 of our report dated December 20, 2000, appearing in this Annual Report on Form 11-K of System Thrift Plan of Consolidated Natural Gas Company and its Participating Subsidiaries for Employees who are not Represented by a Recognized Union for the year ended June 30, 2000.

Deloitte & Touche LLP
Richmond, Virginia
December 21, 2000

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